                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 1350, Chapter 63 of Title 18, United State Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of CNB Financial Services, Inc. (the "Company"), does hereby certify that:

        (1) The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004 (the "Report"), fully complies with the requirement of section 13(a) or 15(d) of the Securities Act of 1934; and

        (2) The information contained in the Company's Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                              /s/  Rebecca S. Stotler
                                              -----------------------
                                              Rebecca S. Stotler
                                              Chief Financial Officer
                                              November 12, 2004




                                       30